UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) June 5, 2009

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Star Gold Corp.

(Name of Small Business issuer in its charter)

   Nevada                                                   000-52711                                        Applied for

(State or other jurisdiction of               (Commission File No.)                    (IRS Employer  incorporation or organization)                                                                  Identification Number)

                                6240 East Seltice Way Suite C, Post Falls, Idaho, USA 83854

 (Address of principal executive offices)

                                                                  208- 755-5374

(Registrant’s telephone number)

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AGENT FOR SERVICE                                                     WITH COPY TO:

Nevada Agency and Trust                                           Joseph I. Emas, Attorney at Law

50 West Liberty Street, Suite 880                               1224 Washington Avenue

Reno, Nevada  89501                                                    Miami Beach, FL 33139

(775) 322-0626                                                              (305) 531-1174

                                       (305) 531-1274 Fax

Item 8 01. Other Events

On June 5, 2009 the Board of Directors of the registrant passed unanimously a resolution authorizing a forward split of the authorized and issued and outstanding common shares on a three to one (2 – 1) basis bringing the total common shares issued and outstanding to 60,150,000 and authorized common shares to 600,000,000

A copy of the minutes of the meeting is including in this document as Exhibit 99.1

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBITS

99.1 February 11, 2008 Minutes of The Board of Directors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Elan Development, Inc.

/s/ Lindsay Gorrill

                                             June 9, 2009

President and Director